PROSPECTUS MAY 1, 2002
                                                 AS SUPPLEMENTED ON MAY 9, 2002










                                                                     The Strong
                                                                     Life Stage
                                                                         Series

                                                               [PICTURE OF MAN]







                                 Strong Conservative Portfolio
                                     Strong Moderate Portfolio
                                   Strong Aggressive Portfolio











                                                     STRONG [STRONG LOGO]

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?                                                1

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?                           1

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?                             5

WHAT ARE THE FUNDS' FEES AND EXPENSES?                                        12

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?                 15

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW                                   15

COMPARING THE UNDERLYING FUNDS                                                16

FINANCIAL HIGHLIGHTS                                                          22

YOUR ACCOUNT

SHARE PRICE                                                                   26

BUYING SHARES                                                                 27

SELLING SHARES                                                                29

ADDITIONAL POLICIES                                                           32

DISTRIBUTIONS                                                                 35

TAXES                                                                         36

SERVICES FOR INVESTORS                                                        37

RESERVED RIGHTS                                                               40

FOR MORE INFORMATION                                                  BACK COVER

IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG INVESTOR SERVICES, INC., THE ADMINISTRATOR AND TRANSFER AGENT FOR THE STRONG LIFE STAGE PORTFOLIOS. "FUND" OR "FUNDS" REFERS TO THE LIFE STAGE PORTFOLIOS. "UNDERLYING FUND" OR "UNDERLYING FUNDS" REFERS TO THE MUTUAL FUNDS IN WHICH THE STRONG LIFE STAGE PORTFOLIOS INVEST.

                                                                YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' OBJECTIVES?

STRONG CONSERVATIVE PORTFOLIO seeks total return by investing primarily for income and secondarily for capital growth.

STRONG MODERATE PORTFOLIO seeks total return by investing primarily for capital growth and secondarily for income.

STRONG AGGRESSIVE PORTFOLIO seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

In order to achieve their investment objectives, the Funds invest substantially all of their assets in a group of the Strong Family of Funds (Underlying Funds). The Funds have different allocations of stocks, bonds, and cash (which is included in a Fund's bond portion), reflecting varying degrees of potential investment risk and reward. These asset allocations provide you with three diversified, distinct options that can meet a wide variety of investment needs. The pie charts below illustrate each of the Fund's expected stock and bond asset allocations.

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The following table is intended to assist you in choosing a Fund. You may choose to invest in any of the Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances.

                                              PERSONAL
      FUND           INVESTMENT GOAL       RISK TOLERANCE           DESIGNED FOR

----------------- ---------------------- ------------------- ---------------------------
Conservative      Current income with    Low to medium       Investors who are
                  low to moderate                            approaching retirement or
                  growth of capital                          who are retired
----------------- ---------------------- ------------------- ---------------------------
Moderate          Low to moderate        Medium to high      Middle-aged investors who
                  growth of capital                          are saving for retirement
                  with some current                          and who plan to retire in
                  income                                     their 60s
----------------- ---------------------- ------------------- ---------------------------
Aggressive        Medium to high         High                Younger investors who are
                  growth of capital                          saving for retirement and
                  with very low                              who plan to retire in
                  current income                             their 60s


Each Fund invests substantially all of its assets in a select group of the Strong Family of Funds as shown below.


UNDERLYING FUNDS(1)                         CONSERVATIVE                  MODERATE                   AGGRESSIVE

------------------------------------ --------------------------- ---------------------------- -------------------------
                                     Prior to     On and after    Prior to     On and after   Prior to   On and after
                                     7-15-02        7-15-02        7-15-02       7-15-02      7-15-02       7-15-02
------------------------------------ ----------- --------------- ------------ --------------- ---------- --------------
Strong Advisor Common Stock             10%           10%            15%           20%           20%          25%
Strong Advisor U.S. Value                -             5%             -            10%            -           15%
Strong Blue Chip                        10%            5%            15%           10%           20%          15%
Strong Government Securities             5%           30%            10%           20%           10%          10%
Strong Growth                           10%            -             15%            -            20%           -
Strong Growth and Income                10%           10%            15%           10%           20%          10%
Strong Overseas                          -            10%             -            10%            -           15%
Strong Short-Term Bond                  30%           29%            15%           19%           5%           9%
Strong Ultra Short-Term Income          20%            -             10%            -             -            -

(1) THE FUNDS INVEST IN INVESTOR CLASS SHARES, EXCEPT FOR THEIR INVESTMENT IN THE ADVISOR COMMON STOCK FUND AND ADVISOR U.S. VALUE FUND. THE FUNDS INVEST IN CLASS Z SHARES OF THE ADVISOR COMMON STOCK FUND AND ADVISOR U.S. VALUE FUND. THE FUNDS MAY ALSO INVEST IN EITHER INSTITUTIONAL CLASS SHARES OF THE STRONG HERITAGE MONEY FUND OR IN CASH-TYPE SECURITIES (HIGH-QUALITY, SHORT-TERM DEBT SECURITIES ISSUED BY CORPORATIONS, BANKS, AND OTHER FINANCIAL INSTITUTIONS) AS A CASH MANAGEMENT TOOL WITH 5% OF ASSETS PRIOR TO JULY 15, 2002, AND 1% OF ASSETS ON AND AFTER JULY 15, 2002.


As a result of market gains or losses, the percentage of a Fund's assets invested in stocks or bonds may exceed or be less than the asset allocation models shown above. We will rebalance a Fund's assets among the Underlying Funds in accordance with the Fund's asset allocation model once a calendar quarter. We may also rebalance a Fund's assets more frequently than quarterly if, for example, market fluctuations or other conditions cause the Fund's assets to significantly depart from the asset allocations shown above.

Also, the Funds may not move their portfolios to cash as a temporary defensive position. However, some of the Underlying Funds may invest up to 100% of their assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Underlying Fund's manager determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Underlying Fund earning a lower return that it would have otherwise achieved if the manager had not adopted a temporary defensive position. In this case, the Underlying Fund may not achieve its investment objectives.

The Board of Directors of the Funds may (1) change a Fund's asset allocation model or (2) for any reason, replace an Underlying Fund with another fund in the Strong Family of Funds. The Board of Directors may take this action without shareholder vote.

A Fund's annual portfolio turnover rate is not expected to exceed 50% annually. A portfolio turnover rate of 50% would occur if one half of a Fund's investments were sold within a year. A Fund will purchase or sell shares of the Underlying Funds to (1) accommodate purchases and sales of Fund shares, (2) maintain or modify the asset allocation model of the Fund's assets between the current Underlying Funds, or (3) replace an Underlying Fund with another fund in the Strong Family of Funds.

A Fund's annual portfolio turnover rate may exceed 50% annually if the Fund's Board of Directors (1) reallocates a Fund's assets among its Underlying Funds or
(2) replaces an Underlying Fund with another fund in the Strong Family of Funds. If one or both of these situations were to occur, a Fund's annual portfolio turnover rate generally would not exceed 100%. However, the Board of Directors believes this will happen infrequently and only for good cause.

The Funds indirectly bear the expenses caused by the portfolio turnover of the Underlying Funds. High portfolio turnover among the Underlying Funds involves correspondingly greater expenses to a Fund. These expenses include brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities. Fund shareholders may also directly or indirectly bear expenses caused by taxable capital gains realized from the sales of securities held by the Funds and the Underlying Funds. Fund shareholders incur greater portfolio turnover expenses than investors who invest directly in the Underlying Funds because investors in the Funds incur portfolio turnover expenses at both the Fund and Underlying Fund levels, which may reduce the Funds' performance.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. In addition, the main risks of the Funds include the main risks of the Underlying Funds. This chart illustrates the main risks of the Underlying Funds. To determine how much each Fund is subject to the risks below, please refer to the table on page 3 to see what proportion of the Fund's assets are invested in each Underlying Fund.

---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- ---------  ---------
RISKS            ADVISOR    ADVISOR   BLUE   GOVERNMENT     GROWTH   GROWTH    HERITAGE   OVERSEAS    SHORT-TERM  ULTRA
                 COMMON     U.S.      CHIP   SECURITIES              AND       MONEY(1)               BOND        SHORT-TERM
                 STOCK      VALUE                                    INCOME                                       INCOME

---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Stock            X          X         X                     X        X                    X
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Bond                                         X                                                        X         X
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Active Trading                               X              X        X                                X
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Derivatives                 X                X              X        X                                X         X
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Foreign          X          X         X(2)   X(2)           X        X                    X           X         X
Securities
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Growth- and      X          X         X                     X        X                    X
Value- style
Investing
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
High- Yield                                                                                           X         X
Bond
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Interest-rate                                                                  X
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Management       X          X         X      X              X        X         X          X           X         X
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Mortgage- and                                X                                                        X         X
Asset-Backed
Securities
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Not Insured      X          X         X      X              X        X         X          X           X         X
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Securities                                   X                                                        X         X
Lending
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------
Small and        X          X                               X                             X
Medium
Companies
---------------- ---------- --------- ------ -------------- -------- --------- ---------- ----------- --------- ---------

(1)AN INVESTMENT IN THE HERITAGE MONEY FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE HERITAGE MONEY FUND'S GOAL IS TO PRESERVE THE VALUE THE INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE HERITAGE MONEY FUND.
(2)THE  BLUE  CHIP  AND  THE   GOVERNMENT   SECURITIES   FUND  MAY  INVEST  IN
   DOLLAR-DENOMINATED FOREIGN SECURITIES TO A LIMITED EXTENT.

STOCK RISKS: Funds that invest in the stock market may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the Underlying Fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

BOND RISKS: A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines, and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the Underlying Fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.

ACTIVE TRADING RISK: The Underlying Fund may utilize an active trading approach. This approach may increase the Underlying Fund's costs and reduce the Underlying Fund's performance.

DERIVATIVES RISK: The use of derivatives, such as futures and options, presents a significant risk for the Underlying Funds. Futures are agreements for the future purchase or sale of an underlying financial instrument at a specified price on a specified date. When writing put and call options, the Underlying Fund receives fees for writing the option but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. To the extent required, the Underlying Fund will cover the financial exposure created by writing put and call options either by using offsetting options or futures or designating liquid assets on its books and records. When purchasing options, the Underlying Fund is exposed to the potential loss of principal. The use of derivatives may not always be a successful hedge and using them could lower an Underlying Fund's return.

FOREIGN SECURITIES RISKS: Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. These risks are greater in less-established, emerging markets. Other risks of emerging foreign markets include, smaller securities markets and lower trading volumes, which may lead to greater price volatility, national policies restricting investment opportunities, and less developed legal and accounting structures governing investments.

GROWTH- AND VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The ADVISOR COMMON STOCK FUND, BLUE CHIP FUND, GROWTH FUND, and OVERSEAS FUND invest in growth-style stocks, the ADVISOR U.S. VALUE FUND invests in value-style stocks, and the GROWTH AND INCOME FUND invests in growth- and value-style stocks. The Underlying Funds' performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, value stocks may not increase in price or pay dividends as anticipated by the Underlying Funds' managers or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the managers believe will increase the price do not occur.

HIGH-YIELD BOND RISKS: Lower quality bonds, commonly known as high-yield bonds or junk bonds that present a significant risk for loss of principal and interest. These bonds offer the potential for higher returns but also involve greater risk than bonds of better quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit-quality risk). If that happens, the Underlying Fund's share price would decrease and its income distributions would be reduced. An economic downturn or period of rising interest rates (interest-rate risk) could adversely affect the market for these bonds and reduce the Underlying Fund's ability to sell its bonds (liquidity risk). The lack of a liquid market for these bonds could decrease the Underlying Fund's share price.

INTEREST-RATE RISK: The HERITAGE MONEY FUND is subject to interest-rate risk. As interest rates rise, the Underlying Fund's fixed income securities will decrease in value. The longer the maturity of a security, the greater its interest-rate risk.

MANAGEMENT RISK: Each Underlying Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the managers will produce the desired results.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK: Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Underlying Fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the Underlying Fund's share price and its income distributions.

NOT INSURED RISK: An investment in an Underlying Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency.

SECURITIES LENDING RISKS: The ADVISOR COMMON STOCK FUND, the GOVERNMENT SECURITIES FUND, the SHORT-TERM BOND FUND, and the ULTRA SHORT-TERM INCOME FUND may lend a significant amount of their portfolio securities in a securities lending program. The securities lending program allows an Underlying Fund to lend its portfolio securities, up to 33 1/3% of its net assets (including any cash collateral received to secure the loan), to certain large, creditworthy, institutional borrowers as a means of earning additional income. Securities lending presents three primary risks: borrower default risk (E.G., borrower fails to return a loaned security and there is a shortfall on the posted collateral); cash collateral investment risk (E.G., principal loss arising from the lending agent's investment of cash collateral); and security recall/return risk (E.G., the Fund is unable to recall a security in time to exercise valuable voting rights or sell the security).

SMALL AND MEDIUM COMPANIES RISKS: Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Underlying Funds' portfolios. Generally, the smaller the company size, the greater these risks.

The Funds are appropriate for investors who are comfortable with the risks described here. The Conservative Portfolio is appropriate for investors whose financial goals are three or more years in the future. The Moderate and Aggressive Portfolios are appropriate for investors whose financial goals are five or more years in the future. The Funds are not appropriate for investors concerned primarily with principal stability.

The following return information gives some indication of the risks of investing in the Funds by comparing each Fund's performance, before and after taxes, with a broad measure of market performance. Please keep in mind that the past performance does not represent how a Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

--------------------- ------------------ ------------------ -------------------
Year                  Conservative       Moderate           Aggressive
--------------------- ------------------ ------------------ -------------------
1999                     20.3%              26.7%               37.6%
--------------------- ------------------ ------------------ -------------------
2000                      0.7%              -1.8%               -5.3%
--------------------- ------------------ ------------------ -------------------
2001                     -5.1%              -10.2%              -15.4%
--------------------- ------------------ ------------------ -------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIOD SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN

------------------------------------- ----------------------------------- -----------------------------------
Conservative                          12.8% (4th Q 1999)                  -7.2% (3rd Q 2001)
Moderate                              18.8% (4th Q 1999)                  -10.9% (3rd Q 2001)
Aggressive                            25.0% (4th Q 1999)                  -14.8% (3rd Q 2001)

AVERAGE ANNUAL TOTAL RETURNS
                                                        AS OF 12-31-01
------------------------------- ---------------------------- ---------------------------- ----------------------------
          FUND/INDEX                      1-YEAR                       3-YEAR              SINCE FUND INCEPTION (1)

------------------------------- ---------------------------- ---------------------------- ----------------------------
CONSERVATIVE
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return Before Taxes                       -5.13%                        4.73%                        4.73%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return After Taxes on                     -6.72%                        2.67%                        2.67%
Distributions
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return After Taxes on                    -2.76%(2)                      2.94%                        2.94%
Distributions
And Sale of Fund Shares
------------------------------- ---------------------------- ---------------------------- ----------------------------
S&P 500 Index (reflects no                -11.88%                      -1.02%                       -1.02%
deduction for fees, expenses,
or taxes)(3)
------------------------------- ---------------------------- ---------------------------- ----------------------------
MODERATE
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return Before Taxes                       -10.20%                       3.77%                        3.77%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return After Taxes on                     -11.34%                       2.10%                        2.10%
Distributions
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return After Taxes on                    -5.72%(2)                      2.42%                        2.42%
Distributions
And Sale of Fund Shares
------------------------------- ---------------------------- ---------------------------- ----------------------------
S&P 500 Index (reflects no                -11.88%                      -1.02%                       -1.02%
deduction for fees, expenses,
or taxes)(3)
------------------------------- ---------------------------- ---------------------------- ----------------------------
AGGRESSIVE
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return Before Taxes                       -15.38%                       3.37%                        3.37%
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return After Taxes on                     -16.39%                       1.83%                        1.83%
Distributions
------------------------------- ---------------------------- ---------------------------- ----------------------------
Return After Taxes on                    -8.62%(2)                      2.29%                        2.29%
Distributions
And Sale of Fund Shares
------------------------------- ---------------------------- ---------------------------- ----------------------------
S&P 500 Index (reflects no                -11.88%                      -1.02%                       -1.02%
deduction for fees, expenses,
or taxes)(3)
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) THE CONSERVATIVE, MODERATE, AND AGGRESSIVE PORTFOLIOS COMMENCED OPERATIONS ON DECEMBER 31, 1998.
(2) RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN BEFORE TAX RETURNS WHEN A NET CAPITAL LOSS OCCURS UPON THE REDEMPTION OF FUND SHARES.
(3) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTMENTS THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.


WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Funds are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your investment.

The following table summarizes the expenses of each Fund. You should keep in mind that shareholders of each Fund bear INDIRECTLY the expenses of the Underlying Funds in which the Funds invest. The Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by the Underlying Funds that are borne by all Underlying Fund shareholders. The investment returns of each Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested. See "Other Important Information You Should Know" for more information on the expenses of each Underlying Fund.

The Annual Fund Operating Expenses table shown below is based on actual expenses incurred during the Fund's fiscal period ended December 31, 2001. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES(1) (AS A PERCENT OF AVERAGE NET ASSETS)

                                            UNDERLYING     TOTAL ANNUAL   FEE WAIVERS
                MANAGEMENT        OTHER     FUND           OPERATING      AND/OR          NET FUND
FUND            FEE               EXPENSES  Expenses(2)    EXPENSES       ABSORPTIONS(3)  EXPENSES
--------------------------------------------------------------------------------------------------------
Conservative    NONE              0.43%        1.00%          1.43%          0.18%           1.25%
Moderate        NONE              0.36%        1.10%          1.46%          0.11%           1.35%
Aggressive      NONE              0.60%        1.20%          1.80%          0.35%           1.45%

(1)THE EXPENSES ASSOCIATED WITH INVESTING IN A "FUND OF FUNDS," SUCH AS THE CONSERVATIVE, MODERATE, AND AGGRESSIVE PORTFOLIOS, ARE GENERALLY HIGHER THAN THOSE OF MUTUAL FUNDS THAT DO NOT INVEST PRIMARILY IN OTHER MUTUAL FUNDS. THIS IS BECAUSE SHAREHOLDERS IN A FUND OF FUNDS INDIRECTLY PAY A PORTION OF THE FEES AND EXPENSES CHARGED AT THE UNDERLYING FUND LEVEL.
(2)UNDERLYING FUND EXPENSES DO NOT REFLECT OUR WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. WITH WAIVERS AND ABSORPTIONS THE UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2001 WERE 0.99%, 1.09%, AND 1.20%, RESPECTIVELY. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND ABSORPTIONS AT ANY TIME.
(3)WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR FEES AND/OR ABSORB EXPENSES FOR THE FUNDS UNTIL MAY 1, 2003 TO KEEP OTHER EXPENSES AT NO MORE THAN 0.25%.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds, before fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                 1 YEAR             3 YEARS            5 YEARS            10 YEARS

------------------------------------ ------------------ ------------------ ------------------ ------------------
Conservative                         $146               $452               $782               $1,713
Moderate                             $149               $462               $797               $1,746
Aggressive                           $183               $566               $975               $2,116

The Annual Operating Expenses Table shown below is based on actual expenses incurred during the Fund's fiscal period ended December 31, 2001, except that the Underlying Fund Expenses have been restated as if the Underlying Fund allocations effective July 15, 2002 had been in effect during fiscal period ended December 31, 2001. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during current fiscal period may be significantly different than those shown.

ANNUAL FUND OPERATING EXPENSES(1) (AS A PERCENT OF AVERAGE NET ASSETS)

                                         UNDERLYING     TOTAL ANNUAL   FEE WAIVERS
                MANAGEMENT  OTHER        FUND           OPERATING      AND/OR          NET FUND
FUND            FEE         EXPENSES     Expenses(2)    EXPENSES       ABSORPTIONS(3)  EXPENSES
--------------------------------------------------------------------------------------------------------
Conservative    NONE              0.43%        1.16%          1.59%          0.18%      1.41%
Moderate        NONE              0.36%        1.25%          1.61%          0.11%      1.50%
Aggressive      NONE              0.60%        1.39%          1.99%          0.35%      1.64%

(1)THE EXPENSES ASSOCIATED WITH INVESTING IN A "FUND OF FUNDS," SUCH AS THE CONSERVATIVE, MODERATE, AND AGGRESSIVE PORTFOLIOS, ARE GENERALLY HIGHER THAN THOSE OF MUTUAL FUNDS THAT DO NOT INVEST PRIMARILY IN OTHER MUTUAL FUNDS. THIS IS BECAUSE SHAREHOLDERS IN A FUND OF FUNDS INDIRECTLY PAY A PORTION OF THE FEES AND EXPENSES CHARGED AT THE UNDERLYING FUND LEVEL.

(2)THE RESTATED UNDERLYING FUND EXPENSES DO NOT REFLECT OUR WAIVER OF FEES AND/OR EXPENSE ABSORPTIONS. WITH WAIVERS AND ABSORPTIONS THE UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2001, WERE 1.11%, 1.19%, AND 1.30%, RESPECTIVELY. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND ABSORPTIONS AT ANY TIME.

(3) WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR FEES AND/OR ABSORB EXPENSES FOR THE FUNDS UNTIL MAY 1, 2003 TO KEEP OTHER EXPENSES AT NO MORE THAN 0.25%.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds, before fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                 1 YEAR             3 YEARS            5 YEARS            10 YEARS
------------------------------------ ------------------ ------------------ ------------------ ------------------
Conservative                         $144               $446               $771               $1,691
Moderate                             $153               $474               $818               $1,791
Aggressive                           $167               $517               $892               $1,944

WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

The Board of Directors of each Fund is responsible for managing its business and affairs. Because the Funds invest substantially all of their assets in the Underlying Funds, they do not have their own investment advisor or portfolio managers. The Underlying Funds' investment advisor is Strong Capital Management, Inc. (Strong). Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2002, of $45 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

For information on the portfolio managers of the Underlying Funds, please see the prospectuses of the Underlying Funds, which are available free of charge by calling 1-800-368-3863.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

On May 3, 2002, the Fund's Board of Directors approved revisions in the Underlying Fund allocations. The new allocations, which are effective July 15, 2002, are shown under "What are the Funds' principal investment strategies?"

COMPARING THE UNDERLYING FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES. The following table will help you distinguish the investment objectives and principal investment strategy of each Underlying Fund. For a complete description of these Underlying Funds, please see the prospectuses of the Underlying Funds, which are available free of charge by calling 1-800-368-3863.

-------------------- ------------------------------- --------------------------------------------------------

 UNDERLYING FUND     INVESTMENT OBJECTIVE                PRINCIPAL INVESTMENT STRATEGY SUMMARY

-------------------- ------------------------------- --------------------------------------------------------
Advisor Common       Capital growth                  Invests, under normal conditions, at least 80% of its
Stock                                                net assets in common stocks of small- and
                                                     medium-capitalization companies  that the  Fund's
                                                     managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a
                                                     company's  "private  market value" - the price an
                                                     investor  would be  willing to pay for the entire
                                                     company given its management, financial health, and
                                                     growth potential. The managers determine a company's
                                                     private  market value based on a  fundamental analysis
                                                     of a company's cash flows, asset valuations, competitive
                                                     situation, and other factors. The Fund may invest up
                                                     to 25% of its net assets in foreign securities.
-------------------- ------------------------------- --------------------------------------------------------
Advisor U.S. Value   Total return by investing for   Invests, under normal conditions, at least 80% of its
                     income and capital growth       net assets in stocks of U.S. companies that the Fund's
                                                     manager believes are undervalued relative to their
                                                     intrinsic value as determined by discounted cash flows,
                                                     earnings, and asset value. The manager may use a risk
                                                     management tool to attempt to limit the difference between the Fund's return and the return of a style-specific
                                                     benchmark. The Fund may use derivatives to attempt to
                                                     manage  market or  business risk or to seek to enhance
                                                     the Fund's return.
-------------------- ------------------------------- --------------------------------------------------------
Blue Chip            Total return by investing for   Invests, under normal conditions, at least 80% of its
                     capital growth and income       net assets in well-known, established, large-capitalization companies.  The manager focuses on those companies that
                                                     the Fund's manager believes offer greater return potential.
                                                     To a limited  extent, the Fund may invest in dollar-denominated foreign securities.
-------------------- ------------------------------- --------------------------------------------------------
Government            Total return by investing for  Invests, under normal conditions, at least 80% of its net assets
Securities            a high level of current        in higher-quality bonds issued by the U.S. government or its agencies.
                      of share-price fluctuation     The Fund's dollar-weighted average effective maturity will normally be between five and ten years.  To a limited extent, the Fund may invest in dollar-denominated foreign securities.
-------------------- ------------------------------- --------------------------------------------------------
Growth               Capital growth                  Focuses, under normal conditions, on stocks of
                                                     companies that its managers believe have favorable
                                                     prospects for accelerating growth of earnings but are
                                                     selling at reasonable valuations based on earnings,
                                                     cash flow, or asset value.  The portfolio can include
                                                     stocks of any size.  The Fund may invest up to 25% of
                                                     its net assets in foreign securities, may utilize an
                                                     active trading approach, and may use derivatives to
                                                     manage market or business risk or to seek to enhance
                                                     the Fund's return.
-------------------- ------------------------------- --------------------------------------------------------
Growth and Income    High total return by            Focuses, under normal conditions, primarily on the
                     investing for capital growth    stocks of large-capitalization, dividend-paying U.S.
                     and income                      companies that offer potential for capital growth.  To
                                                     choose investments, the manager focuses on those
                                                     companies that are improving their returns on
                                                     invested capital.  The Fund may invest up to 25% of its
                                                     net assets in foreign-based companies and may  utilize
                                                     an active trading approach.
-------------------- ------------------------------- --------------------------------------------------------
Heritage Money(1)    Current  income,  a  stable     Managed  to  provide attractive yields and a stable
                     share price, and daily          price of $1.00. The Fund invests in a portfolio
                     liquidity                       of high-quality, short-term debt securities issued by
                                                     corporations, banks, and other financial institutions.
-------------------- ------------------------------- --------------------------------------------------------
Overseas             Capital growth                  Invests, under normal conditions, at least 80% of its
                                                     net assets in stocks of companies located in ten or
                                                     more foreign countries, which may include stocks from
                                                     emerging markets.  The managers seek to meet the
                                                     Fund's objective by applying a strategy comprised of
                                                     three parts that continually interact: trend
                                                     identification, stock selection, and risk management.
-------------------- ------------------------------- --------------------------------------------------------
Short-Term Bond      Total  return by investing for  Invests,  under normal conditions, at least 80% of its
                     a high level of current         net assets in bonds, including short- and
                     income with a low degree of     intermediate-term,   corporate,  mortgage-  and
                     share-price fluctuation         asset-backed,  and U.S. government (and its agencies)
                                                     bonds. The Fund invests primarily in higher- and
                                                     medium-quality  bonds. The Fund's dollar-weighted
                                                     average effective maturity will normally be between
                                                     one and  three  years. The Fund may also invest up to
                                                     25% of its net assets in lower-quality, high-yield
                                                     bonds and up to 25% of its net assets in foreign
                                                     securities.
-------------------- ------------------------------- --------------------------------------------------------
Ultra Short-Term     Current income with a very      Invests, under normal conditions, primarily in very
Income               low degree of share-price       short-term, corporate, and mortgage- and asset-backed
                     fluctuation                     bonds.  The Fund invests primarily in higher- and
                                                     medium-quality bonds. To enhance its return potential,
                                                     the Fund also invests a portion of its assets in bonds
                                                     that have longer maturities or are of lower-quality
                                                     (high-yield or junk bonds), though it may not invest
                                                     in bonds rated below BB.  The managers focus on
                                                     high-yield bonds rated BB with positive or improving
                                                     credit fundamentals. The Fund's average effective
                                                     maturity is usually one year or less.  To a limited
                                                     extent, the Fund may invest in foreign securities.
-------------------- ------------------------------- --------------------------------------------------------

(1)AN INVESTMENT IN THE HERITAGE MONEY FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE HERITAGE MONEY FUND'S GOAL IS TO PRESERVE THE VALUE OF THE INVESTMENT AT $1.00 PER SHARE. HOWEVER, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE HERITAGE MONEY FUND.

PERFORMANCE. The past performance of the Underlying Funds is shown below. These results are historical and do not represent the future results of the Underlying Funds. Each Fund invests in the Underlying Funds, so the performance of a Fund will reflect the performance of the Underlying Funds in which it invests. However, because the Funds also incur their own direct expenses, the Funds' performance will be less than the weighted average of the returns of the Underlying Funds in which they invest.


                                    AVERAGE ANNUAL TOTAL RETURNS(1)
                                             AS OF 12/31/01


UNDERLYING FUND(2)               1-YEAR       3-YEAR       5-YEAR      10-YEAR  SINCE FUND INCEPTION(3)

---------------------------- ----------- ------------ ------------ ------------ -------------------------
Advisor Common Stock           -1.70%      10.88%        12.50%        15.77%        17.41%
Advisor U.S. Value            -11.72%      -0.07%         9.96%          -           12.79%
Blue Chip                     -25.36%      -5.49%          -             -            6.38%
Government Securities           8.75%       6.19%         7.15%         7.55%         8.34%
Growth                        -34.39%       1.40%         9.52%          -           15.26%
Growth and Income             -20.06%      -1.74%        10.46%          -           13.78%
Heritage Money                  4.22%       5.18%         5.33%          -            5.46%
Overseas                      -19.15%       1.83%          -             -            2.88%
Short-Term Bond                 4.50%       5.31%         5.60%         6.06%         7.10%
Ultra Short-Term Income         4.26%       5.43%         5.51%         6.15%         6.80%

(1)AVERAGE ANNUAL TOTAL RETURN MEASURES CHANGE IN THE VALUE OF AN INVESTMENT IN AN UNDERLYING FUND, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE. INVESTMENT RETURNS AND PRINCIPAL VALUE VARY, AND THE UNDERLYING FUND MAY HAVE A GAIN OR LOSS.
(2)THE RETURNS REPRESENT THE INVESTOR CLASS SHARES OF EACH UNDERLYING FUND, EXCEPT THE ADVISOR COMMON STOCK FUND, ADVISOR U.S. VALUE FUND, AND HERITAGE MONEY FUND. THE RETURNS REPRESENT THE CLASS Z SHARES OF THE ADVISOR COMMON STOCK FUND AND THE ADVISOR U.S. VALUE FUND, AND THE INSTITUTIONAL CLASS
   SHARES OF THE HERITAGE MONEY FUND. THE RETURNS FOR THE INSTITUTIONAL CLASS SHARES OF THE HERITAGE MONEY FUND ARE BASED ON THE INVESTOR CLASS SHARES PRIOR TO MARCH 31, 2000.
(3)THE ADVISOR COMMON STOCK, ADVISOR U.S. VALUE, BLUE CHIP, GOVERNMENT SECURITIES, GROWTH, GROWTH AND INCOME, OVERSEAS, SHORT-TERM BOND, AND ULTRA SHORT-TERM INCOME FUNDS COMMENCED OPERATIONS ON DECEMBER 29, 1989, DECEMBER 29, 1995, JUNE 30, 1997, OCTOBER 29, 1986, DECEMBER 31, 1993, DECEMBER 29,
   1995, JUNE 30, 1998, AUGUST 31, 1987, AND NOVEMBER 25, 1988, RESPECTIVELY. THE HERITAGE MONEY FUND COMMENCED OPERATIONS ON JUNE 29, 1995 AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON MARCH 31, 2000.

EXPENSES. The Annual Fund Operating Expenses table shown below is based on actual expenses incurred during the Underlying Fund's fiscal period ended December 31, 2001. Shareholders in a "fund of funds," such as the Conservative, Moderate, and Aggressive Portfolios, pay expenses at both the Fund and Underlying Fund level. Because of this, the expenses associated with investing in the Funds may be higher than those of funds that do not invest primarily in other mutual funds. Please keep in mind that as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal period may be significantly different than those shown.

                                                                     TOTAL ANNUAL FUND
  UNDERLYING                                              OTHER          OPERATING
  FUND                             MANAGEMENT FEES       EXPENSES       Expenses(1)
  ------------------------------ --------------------- ------------- -------------------
  Advisor Common Stock           0.75%(2)              0.54%         1.29%
  Advisor U.S. Value             0.55%                 0.67%         1.22%
  Blue Chip                      0.50%                 0.89%         1.39%(3)
  Government Securities          0.35%(2)              0.56%         0.91%
  Growth                         0.75%(2)              0.62%         1.37%
  Growth and Income              0.55%                 0.75%         1.30%
  Heritage Money                 0.15%                 0.09%         0.24%(4)
  Overseas                       0.75%(2)              1.72%         2.47%(5)
  Short-Term Bond                0.375%(2)             0.50%         0.87%
  Ultra Short-Term Income        0.30%(2)              0.49%         0.79%

(1)THE EXPENSES SHOWN ARE FOR THE INVESTOR CLASS SHARES OF EACH UNDERLYING FUND, EXCEPT THE ADVISOR COMMON STOCK FUND, ADVISOR U.S. VALUE FUND, AND HERITAGE MONEY FUND. THE EXPENSES SHOWN FOR THE ADVISOR COMMON STOCK FUND AND THE ADVISOR U.S. VALUE FUND ARE FOR CLASS Z SHARES AND FOR THE HERITAGE MONEY FUND ARE FOR INSTITUTIONAL CLASS SHARES.
(2)THE UNDERLYING FUND HAS A BREAKPOINT SCHEDULE UNDER WHICH THE MANAGEMENT FEE WILL DECREASE ON UNDERLYING FUND NET ASSETS ABOVE DESIGNATED LEVELS, AS DESCRIBED IN THE UNDERLYING FUND'S PROSPECTUS.
(3)THE BLUE CHIP FUND PARTICIPATED IN A PROGRAM UNDER WHICH IT RECEIVED A CREDIT FOR PART OF THE BROKERAGE COMMISSION PAID IN TRANSACTIONS WITH PARTICIPATING BROKERS. THIS CREDIT WAS APPLIED TO THE BLUE CHIP FUND'S OTHER EXPENSES THAT WERE NOT ATTRIBUTABLE TO STRONG OR ITS AFFILIATES. THE TOTAL
   ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT THESE CREDITS. AFTER GIVING EFFECT TO THESE CREDITS, THE TOTAL ANNUAL FUND OPERATING EXPENSES WERE 1.38%.
(4)TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE HERITAGE MONEY FUND DO NOT REFLECT OUR WAIVER OF FEES AND/OR ABSORPTION OF EXPENSES. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES AS OF OCTOBER 31, 2001 WERE 0.18%. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND ABSORPTIONS AT ANY TIME
(5)TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE OVERSEAS FUND DO NOT REFLECT OUR WAIVER OF FEES AND/OR ABSORPTIONS OF EXPENSES. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2001 WERE 2.00%. WE CAN MODIFY OR TERMINATE VOLUNTARY WAIVERS AND ABSORPTIONS AT ANY TIME.

FINANCIAL HIGHLIGHTS

This information describes investment performance for the periods shown. Certain information reflects financial results for a single Fund share outstanding for the entire period. "Total Return" shows how much an investment in the shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

                                                                          Year Ended
                                                               --------------------------------
                                                               Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                     2001        2000        1999
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.78     $ 11.46      $10.00

Income From Investment Operations:
   Net Investment Income                                           0.31        0.41        0.28
   Net Realized and Unrealized Gains (Losses) on Investments      (0.87)      (0.32)       1.72
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.56)       0.09        2.00

Less Distributions:
   From Net Investment Income                                     (0.32)      (0.57)      (0.19)
   From Net Realized Gains                                        (0.21)      (0.20)      (0.35)
-----------------------------------------------------------------------------------------------
   Total Distributions                                            (0.53)      (0.77)      (0.54)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.69     $ 10.78      $11.46
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                   -5.1%       +0.7%      +20.3%
   Net Assets, End of Period (In Thousands)                     $26,835    $ 17,892     $13,347
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                               0.4%        0.5%        1.5%
   Ratio of Expenses to Average Net Assets                         0.2%        0.3%        0.0%
   Ratio of Net Investment Income to Average Net Assets            3.1%        3.7%        3.7%
   Portfolio Turnover Rate                                        35.2%       33.4%       53.7%



STRONG MODERATE PORTFOLIO
-----------------------------------------------------------------------------------------------
                                                                          Year Ended
                                                               --------------------------------
                                                               Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                     2001        2000        1999
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $11.25      $12.08      $10.00

Income From Investment Operations:
   Net Investment Income                                           0.17        0.26        0.17
   Net Realized and Unrealized Gains (Losses) on Investments      (1.31)      (0.47)       2.49
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                               (1.14)      (0.21)       2.66

Less Distributions:
   From Net Investment Income                                     (0.18)      (0.53)      (0.16)
   From Net Realized Gains                                        (0.29)      (0.09)      (0.42)
-----------------------------------------------------------------------------------------------
   Total Distributions                                            (0.47)      (0.62)      (0.58)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.64     $ 11.25      $12.08
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                  -10.2%       -1.8%      +26.7%
   Net Assets, End of Period (In Thousands)                     $61,845    $ 51,915     $26,606
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                               0.4%        0.4%        0.6%
   Ratio of Expenses to Average Net Assets                         0.2%        0.3%        0.0%
   Ratio of Net Investment Income to Average Net Assets            1.9%        2.4%        2.3%
   Portfolio Turnover Rate                                        22.9%       18.0%       35.0%

(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.

--------------------------------------------------------------------------------

STRONG AGGRESSIVE PORTFOLIO
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                              --------------------------------
                                                              Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                    2001        2000        1999
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $11.85      $13.08    $10.00

Income From Investment Operations:
   Net Investment Income                                          0.07        0.12      0.09
   Net Realized and Unrealized Gains (Losses) on Investments     (1.89)      (0.81)     3.69
----------------------------------------------------------------------------------------------
   Total from Investment Operations                              (1.82)      (0.69)     3.78

Less Distributions:
   From Net Investment Income                                    (0.07)      (0.52)    (0.07)
   From Net Realized Gains                                       (0.46)      (0.02)    (0.63)
----------------------------------------------------------------------------------------------
   Total Distributions                                           (0.53)      (0.54)    (0.70)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 9.50      $11.85    $13.08
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
   Total Return                                                 -15.4%       -5.3%    +37.8%
   Net Assets, End of Period (In Thousands)                    $26,433     $25,321    $9,038
   Ratio of Expenses to Average Net Assets without Waivers
     and Absorptions                                              0.6%        0.6%      1.6%
   Ratio of Expenses to Average Net Assets                        0.3%        0.3%      0.0%
   Ratio of Net Investment Income to Average Net Assets           0.7%        1.1%      1.1%
   Portfolio Turnover Rate                                       15.7%       14.0%     18.5%

(a) Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.


YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

NAV is based on the market value of the securities in a Fund's portfolio. Generally, market value is determined on the basis of information furnished by pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, we determine the "fair value" of the security in good faith under the supervision of the Board of Directors of the Strong Funds. A security's "fair value" may differ from the price next available from the pricing service or broker depending on the method of valuation used.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a Fund or class by dividing net assets attributable to the Fund or class (the value of the investments, cash, and other assets attributable to the Fund or class minus the liabilities attributable to the Fund or class) by the number of Fund or class shares outstanding.
---------------------------------------------------------------

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements:

                                            INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT
                                                                                        MINIMUM

----------------------------------------------------------------------------------------------------------------------------------
Regular accounts                            $2,500                                      $100
----------------------------------------------------------------------------------------------------------------------------------
Education Savings Accounts,                 $1,000                                      $100
traditional IRAs, Roth IRAs,
SEP IRAs, and UGMA/UTMA
accounts
-----------------------------------------------------------------------------------------------------------------------------------
Simple IRA, 403(b)(7),                      the lesser of $250 or $25 per               $50
Keogh, Pension Plan, and                    month
Profit Sharing Plan accounts*
----------------------------------------------------------------------------------------------------------------------------------

* IF YOU OPEN AN EMPLOYER SPONSORED RETIREMENT PLAN ACCOUNT WHERE WE PROVIDE OR ONE OF OUR ALLIANCE PARTNERS PROVIDES DOCUMENT OR ADMINISTRATIVE SERVICES, THERE IS NO INITIAL INVESTMENT MINIMUM.

BUYING INSTRUCTIONS
You can buy shares in several ways.

MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account). Please note, a street address is required to open an account. An account application containing only a P.O. Box will not be accepted.

EXCHANGE OPTION
The exchange option is added to your account when it is opened, unless you choose otherwise. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 to request a Shareholder Account Options Form.

((Side Box))
-----------------------------------------------
                  QUESTIONS?
-----------------------------------------------
              Call 1-800-368-3863
                24 hours a day
                 7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't provide a voided bank check or savings account deposit slip to establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 to request a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services For Investors" for more information.

ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM, to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services For Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds either to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services For Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each Fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER . . .
o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $25 for every check or Electronic Funds Transfer returned unpaid.

SELLING SHARES

You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods below. After your redemption request is accepted, we normally send you the proceeds on the next day NAV is calculated (Business Day).

SELLING INSTRUCTIONS
You can sell shares in several ways.

MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus. If no direction is provided as to how and where the proceeds should be delivered to you, we will mail a check to the address on the account.

REDEMPTION OPTION
The redemption option is added to your account when it is opened, unless you choose otherwise. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed;

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption; or

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

STRONG   DIRECT(R)
You can redeem shares through Strong Direct(R)at 1-800-368-1050. See "Services For Investors" for more information.

ONLINE ACCOUNT ACCESS AT STRONG.COM
You can use online account access at WWW.STRONG.COM, to redeem shares. See "Services For Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, which is near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call l-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services For Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE  REMEMBER ...

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow the purchase check or electronic transaction to clear.

o Some transactions and requests require a signature guarantee. See "Additional Policies" for examples.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))
-------------------------------------------------------------------------
There may be special distribution requirements that apply to retirement accounts. For instructions on
-------------------------------------------------------------------------
o        Roth and Traditional IRA accounts, call 1-800-368-3863.
-------------------------------------------------------------------------
o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.
-------------------------------------------------------------------------

ADDITIONAL POLICIES

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT
When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or funds, we will deposit the undesignated portion or the entire amount, as applicable, into the STRONG MONEY MARKET FUND. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the STRONG MONEY MARKET FUND.

DUPLICATE COPIES OF DOCUMENTS
Upon your request and for the applicable fee, you may obtain duplicate copies of documents, such as account statements and tax forms. Please call 1-800-368-3863 for more information.

EXCHANGE OPTION LIMITATIONS
The Funds' exchange options are not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange option that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity.

Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions from the Funds during any twelve-month period. A "substantive exchange" is defined as either a series of movements between Strong Funds, or a dollar amount of movement between Strong Funds that we determine, in our sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Strong Funds) that is reasonably deemed to be disruptive to the efficient implementation of the Fund's investment programs.

HOUSEHOLDING
If we mail financial reports, prospectuses, or other regulatory material directly to you, we attempt to reduce the volume of mail you receive by sending only one copy of these documents to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum.

MARKET TIMERS
The Fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the Fund within 30 days of an earlier exchange request, (2) exchanged shares out of a Fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a Fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these factors.

PURCHASES IN KIND
You may, if we approve, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.

SIGNATURE GUARANTEES
A signature guarantee is designed to protect shareholders and a Fund against fraudulent transactions by unauthorized persons. The transactions for which a Fund will require a signature guarantee for all authorized owners of an account include: o when requesting that redemption proceeds be sent to a different name or address than is registered on an account, including another Strong mutual fund account;

o when establishing a bank address with no owner(s) in common with the Strong account owner(s), or when all Strong joint account owners are not also bank account owners;

o when transferring the ownership of an account to another individual or organization; o when submitting a written redemption request for more than $100,000;

o when requesting to redeem or redeposit shares that have been issued in certificate form;

o if adding/changing a name or adding/removing an owner on an account; and

o if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider using Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or online account access, at WWW.STRONG.COM. Please remember that you must have the redemption option on your account to redeem shares through Strong Direct(R) or online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.

DISTRIBUTIONS


DISTRIBUTION POLICY
To the extent they are available, the Moderate and Aggressive Portfolios pay you dividends from net investment income and distribute substantially all net realized capital gains annually. The Conservative Portfolio pays you dividends from net investment income quarterly and distributes substantially all net realized capital gains annually. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund or class, as applicable, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, in its discretion the Fund may reinvest distribution checks and reinvest future distributions. This may occur if (1) a distribution check remains uncashed and outstanding for six months, or (2) the post office is unable to deliver the check to you. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.

TAXES

TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of long-term net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------

RETURN OF CAPITAL
If your Fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital will generally reduce the cost basis of your shares. It may also be treated as a sale of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your Fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
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Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same Fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.

SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your Fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

ONLINE ACCOUNT ACCESS AT STRONG.COM
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. You may also update your mailing address and add or make changes to an Automatic Investment Plan. In addition, you may sign up to receive regulatory documents, regulatory inserts, daily transaction reports, and account statements from us in an electronic delivery. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your Fund's closing price by e-mail each Business Day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a Fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes, and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the Fund and class purchased.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND AND CAPITAL GAINS REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.

o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.

STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone, facsimile, and online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, to excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the Fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the Fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.

o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

TO REQUEST INFORMATION OR TO ASK QUESTIONS:

BY TELEPHONE                                   FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863               1-800-999-2780

BY MAIL                                        BY OVERNIGHT DELIVERY
Strong Funds                                   Strong Funds
P.O. Box 2936                                  900 Heritage Reserve
Milwaukee, WI 53201-2936                       Menomonee Falls, WI 53051

ON THE INTERNET                                BY E-MAIL
View online or download documents:             SERVICE@STRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Aggressive Portfolio, a series of Strong Life Stage Series, Inc., SEC file number: 811-9091
Strong Conservative Portfolio, a series of Strong Life Stage Series, Inc., SEC file number: 811-9091
Strong Moderate Portfolio, a series of Strong Life Stage Series, Inc.,
SEC file number: 811-9091



                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")


STRONG CONSERVATIVE PORTFOLIO, A SERIES OF STRONG LIFE STAGE SERIES, INC. STRONG MODERATE PORTFOLIO, A SERIES OF STRONG LIFE STAGE SERIES, INC. STRONG AGGRESSIVE PORTFOLIO, A SERIES OF STRONG LIFE STAGE SERIES, INC.

P.O. Box 2936
Milwaukee, WI 53201
Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@Strong.com
web site:  www.Strong.com


Throughout this SAI, "the Fund" is intended to refer to each of the Portfolios listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated May 1, 2002 as supplemented on May 9, 2002. Requests for copies of the Prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into this SAI by reference.

Strong Life Stage Series, Inc. is an open-end series management company that offers three diversified investment portfolios, with the following investment objectives:

     STRONG CONSERVATIVE PORTFOLIO seeks total return by investing primarily for income and secondarily for capital growth.

     STRONG MODERATE PORTFOLIO seeks total return by investing primarily for capital growth and secondarily for income.

     STRONG AGGRESSIVE PORTFOLIO seeks capital growth.

Each Fund seeks to achieve its investment objective by investing substantially all of its assets in a select group of funds in the Strong Family of Funds ("Underlying Funds"), representing different combinations of stocks, bonds, and cash investments, and reflecting varying degrees of potential investment risk and reward.


















                   May 1, 2002, as supplemented on May 9, 2002
                                                           LIFS/WH4024 05/09/02


TABLE OF CONTENTS                                                                                              PAGE

INVESTMENT RESTRICTIONS...........................................................................................4
INVESTMENT POLICIES AND TECHNIQUES................................................................................6
   The Underlying Strong Funds....................................................................................6
   Asset-Backed Debt Obligations..................................................................................6
   Borrowing......................................................................................................7
   Cash Management................................................................................................7
   Convertible Securities.........................................................................................7
   Debt Obligations...............................................................................................8
   Depositary Receipts............................................................................................8
   Derivative Instruments.........................................................................................9
   Duration of Debt Securities...................................................................................18
   Exchange-Traded Funds.........................................................................................18
   Foreign Investment Companies..................................................................................19
   Foreign Securities............................................................................................19
   Governmental/Municipal Obligations............................................................................19
   High-Yield (High-Risk) Securities.............................................................................20
   Illiquid Securities...........................................................................................22
   Inflation-Indexed Securities..................................................................................23
   Lending of Portfolio Securities...............................................................................23
   Loan Interests................................................................................................23
   Maturity......................................................................................................25
   Mortgage-Backed Debt Securities...............................................................................25
   Preferred Stock...............................................................................................26
   Repurchase Agreements.........................................................................................26
   Rule 2a-7:  Maturity, Quality, and Diversification Restrictions...............................................27
   Short Sales...................................................................................................27
   Small and Medium Companies....................................................................................28
   Sovereign Debt................................................................................................28
   Standby Commitments...........................................................................................30
   Temporary Defensive Position..................................................................................30
   U.S. Government Securities....................................................................................30
   Variable- or Floating-Rate Securities.........................................................................30
    Warrants.....................................................................................................31
   When-Issued and Delayed-Delivery Securities...................................................................32
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities..........................................................32
DIRECTORS AND OFFICERS...........................................................................................32
PRINCIPAL SHAREHOLDERS...........................................................................................36
INVESTMENT ADVISOR OF THE UNDERLYING FUNDS.......................................................................36
ADMINISTRATOR....................................................................................................38
DISTRIBUTOR......................................................................................................39
PORTFOLIO TRANSACTIONS...........................................................................................39
CUSTODIAN........................................................................................................39
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................................................................40
TAXES............................................................................................................40
DETERMINATION OF NET ASSET VALUE.................................................................................41
ADDITIONAL SHAREHOLDER INFORMATION...............................................................................41
ORGANIZATION.....................................................................................................46
SHAREHOLDER MEETINGS.............................................................................................46
PERFORMANCE INFORMATION..........................................................................................46
GENERAL INFORMATION..............................................................................................51
INDEPENDENT ACCOUNTANTS..........................................................................................52
LEGAL COUNSEL....................................................................................................52
FINANCIAL STATEMENTS.............................................................................................53
APPENDIX A- DEFINITION OF CREDIT RATINGS.........................................................................54

No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS

The following are the Fund's fundamental investment limitations that, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting securities must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting securities.

Unless indicated otherwise below, the Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (a) borrow money from banks and (b) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

10. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of multiple open end management investment companies from the same group of open end investment companies to become a "fund of funds" in accordance with Section 12(d)(1)(G) of the 1940 Act.

NON-FUNDAMENTAL OPERATING POLICIES

The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

7. Borrow money except (a) from banks or (b) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8. Make any loans other than loans of portfolio securities, except through (a) purchases of debt securities or other debt instruments or (b) engaging in repurchase agreements.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (E.G.. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

THE UNDERLYING STRONG FUNDS

Each Fund invests substantially all its assets in the Underlying Funds as described below.

------------------------------------- -------------------------- ---------------------------- -------------------------
        UNDERLYING FUNDS(1)                 CONSERVATIVE                  MODERATE                   AGGRESSIVE
------------------------------------- ---------- --------------- ------------ --------------- ---------- --------------
                                      Prior to    On and after    Prior to     On and after   Prior to   On and after
                                      7-15-02       7-15-02        7-15-02       7-15-02      7-15-02       7-15-02
------------------------------------- ---------- --------------- ------------ --------------- ---------- --------------
Strong Advisor Common Stock              10%          10%            15%           20%           20%          25%
Strong Advisor U.S. Value                 -            5%             -            10%            -           15%
Strong Blue Chip                         10%           5%            15%           10%           20%          15%
Strong Government Securities             5%           30%            10%           20%           10%          10%
Strong Growth                            10%           -             15%            -            20%           -
Strong Growth and Income                 10%          10%            15%           10%           20%          10%
Strong Overseas                           -           10%             -            10%            -           15%
Strong Short-Term Bond                   30%          29%            15%           19%           5%           9%
Strong Ultra Short-Term Income           20%           -             10%            -             -            -
------------------------------------- ---------- --------------- ------------ --------------- ---------- --------------

(1) THE FUNDS INVEST IN INVESTOR CLASS SHARES, EXCEPT FOR THEIR INVESTMENT IN THE ADVISOR COMMON STOCK FUND AND ADVISOR U.S. VALUE FUND. THE FUNDS INVEST IN CLASS Z SHARES OF THE ADVISOR COMMON STOCK FUND AND ADVISOR U.S. VALUE FUND. THE FUNDS MAY ALSO INVEST IN EITHER INSTITUTIONAL CLASS SHARES OF THE STRONG HERITAGE MONEY FUND OR IN CASH-TYPE SECURITIES (HIGH-QUALITY, SHORT-TERM DEBT SECURITIES ISSUED BY CORPORATIONS, BANKS, AND OTHER FINANCIAL INSTITUTIONS) AS A CASH MANAGEMENT TOOL WITH 5% OF ASSETS PRIOR TO JULY 15, 2002, AND 1% OF ASSETS ON AND AFTER JULY 15, 2002.

The following information supplements discussion of the Underlying Fund's investment objectives, policies, and techniques described in the Prospectus. References to the "Fund" in the following discussions refer to the Underlying Funds. In addition, the "Repurchase Agreement" section applies to the Conservative, Moderate, and Aggressive Portfolios. References to the "Fund" in "Repurchase Agreements" refer to both the Underlying Funds and the Conservative, Moderate, and Aggressive Portfolios. References to the "Advisor" in this SAI refers to Strong Capital Management, Inc., the investment adviser of the Underlying Funds

THE FOLLOWING  SECTION  APPLIES TO ALL  UNDERLYING  FUNDS,  EXCEPT THE BLUE CHIP
FUND.
ASSET-BACKED DEBT OBLIGATIONS

Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on debt obligations purchased at a premium also imposes a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

BORROWING

The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
CASH MANAGEMENT

The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Advisor may receive advisory fees and its affiliate, Strong Investor Services, Inc., may receive administrative fees as to such investments in the Strong Money Funds from both the Fund and the Strong Money Funds. The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share. The Fund's investment in the Strong Money Funds is subject to certain conditions, including that the Fund limit its aggregate investments in the Strong Money Funds to no more than 25% of its net assets.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as "underlying assets") or indexes.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.

EXCHANGE-TRADED   AND   OTC   DERIVATIVES.   Derivative   instruments   may   be
exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objectives.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract. In certain circumstances, the Advisor will obtain collateral for the Fund from the counterparty to minimize this credit risk.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such derivative transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not "covered". The Fund will also designate on its records liquid assets if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the related derivative position is open unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).

OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD OPTION TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate futures and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY DERIVATIVES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

"SWAP" DERIVATIVE AGREEMENTS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or "collar" amounts.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to use additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

DURATION OF DEBT SECURITIES

Duration was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Advisor.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions will lengthen the duration of the Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds ("ETF") represent shares of ownership in mutual funds, unit investment trusts ("UIT"), or depository receipts that hold portfolios of common stocks that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value ("NAV"). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end mutual funds and UITs, which issue redeemable shares, and of closed-end mutual funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
FOREIGN INVESTMENT COMPANIES

The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

GOVERNMENTAL/MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States (including the
District of Columbia) and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

DERIVATIVES. The Fund may also invest in derivative securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on them will be tax-exempt. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements

LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. (See "Participation Interests" below.) States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are usually secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS. A participation interest gives the Fund an undivided interest in a municipal debt obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or repurchase obligation of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

THIS SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP, GOVERNMENT SECURITIES, AND HERITAGE MONEY FUNDS.
HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated between BB and C by Moody's Investors ("Moody's"),
Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A for a description of the credit ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.

The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors. The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

THE FOLLOWING PARAGRAPH APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP AND THE HERITAGE MONEY FUNDS.
INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

LENDING OF PORTFOLIO SECURITIES

The Fund is authorized to lend up to 33 1/3% of the total asset value of the Fund (including any cash collateral) to broker-dealers and other institutional borrowers that meet credit requirements and other criteria established by the Fund's Board. The Fund will lend its portfolio securities when these criteria have been met including the requirement that the borrower pledges to the Fund cash collateral (or other approved high quality collateral) in an amount at least equal to 100% of the market value of the securities loaned (with such collateralization determined by the securities lending agent on a daily basis and adjusted accordingly). The securities lending agent will pay to the Fund a negotiated percentage of the interest earned on investments of cash collateral and of the lending fee paid by the borrower (when non-cash collateral is pledged by the borrower). In determining whether to lend securities to a particular broker-dealer or institutional borrower, the securities lending agent will consider, and during the period of the loan will monitor, all relevant facts and circumstances of the securities loan including the creditworthiness of the borrower. The Fund will retain the authority to terminate a securities loan. The Fund will pay reasonable administrative and custodial fees in connection with each securities loan, and will pay a negotiated portion of the interest earned on the investment of the cash collateral first to the borrower (as a rebate) and, to the extent of any remaining earned interest, a negotiated percentage to the securities lending agent. The Fund will receive from the borrower amounts equivalent to any dividends, interest, or other distributions while the securities are on loan. The Fund will retain certain ownership rights as to the loaned securities (such as voting and subscription rights, and rights to dividends, interest, or other distributions) when retaining such rights is considered to be in the Fund's best interest. The cash collateral received from each borrower will be invested by the securities lending agent according to written investment guidelines approved by the Fund's Board in high-quality investments (including money market instruments and repurchase agreements). Such investments may include investments in mutual funds or similar investment companies that are affiliated with the securities lending agent, the Fund's custodian, the Fund itself or the Advisor, in each case, subject to compliance with all applicable laws, regulations and orders. Lending portfolio securities involves certain risks including borrower default risk (e.g., borrower fails to return a loaned security and there is a shortfall on the collateral posted by the borrower), cash collateral investment risk (e.g., principal loss resulting from the investment of the cash collateral) and security recall/return risk (e.g., the Fund is unable to recall a security in time to exercise valuable rights or sell the security). For an example of borrower default risk, if a borrower defaults on its obligation to return the loaned securities as required or comply with the other terms of the securities loan documents, the Fund could incur costs and/or delays in recovering the loaned securities, liquidating the pledged collateral, and/or obtaining substitute loaned securities with proceeds of the collateral. The Fund also has borrower default risk in the event the original pledged collateral declines in market value and the borrower fails to deliver additional qualified collateral to the securities lending agent. For an example of cash collateral investment risk, investment of the cash collateral by the securities lending agent pursuant to the Fund's investment guidelines may subject the Fund to risks that such investments are liquidated for less than the amount of the cash collateral needed to be returned to the borrower plus the rebate payable by the Fund to the borrower. In certain circumstances, the securities lending agent indemnifies the Fund for all or part of the Fund's losses arising from these risks.

LOAN INTERESTS

The Fund may acquire a loan interest ("Loan Interest"), including bank term loans and revolving credit loans. A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions that have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund obtains its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor, or sole negotiator or structurer with respect to a loan.

The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a loan or participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate (and Intermediate Participants) to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance by the borrower. The Agent may monitor the value of the collateral, and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral, or may seek other protection for the benefit of the holders of the Loan Interest. A Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund may perform such tasks on its own behalf if not undertaken by an Intermediate Participant.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and collateral held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if collateral held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise upon the insolvency of the Intermediate Participant.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be easily liquidated in a cost-efficient manner. Revolving bank loan commitments represent a current obligation of the Fund to lend cash to a borrower in the future under certain conditions. Because the date and amount of future revolving loan commitments is not expressly known by the borrower, the Fund will designate on its books and records liquid assets in an amount equal to the projected amount of future revolving loans. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

THE FOLLOWING SECTION APPLIES TO THE GOVERNMENT SECURITIES, SHORT-TERM BOND AND ULTRA SHORT-TERM INCOME FUNDS.
MATURITY

The Fund's average effective portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average effective portfolio maturity of the Fund is dollar-weighted based upon the market value of the Fund's securities at the time of the calculation.

The Fund may utilize puts which are provided on a "best efforts" or similar basis (a "soft put") to shorten the maturity of securities when the Advisor reasonably believes, based upon information available to it at the time the security is acquired, that the issuer of the put has or will have both the willingness and the resources or creditworthiness to repurchase the securities at the time the Fund exercises the put. Failure of an issuer to honor a soft put may, depending on the specific put, have a variety of possible consequences, including (a) an automatic extension of the put to a later date, (b) the elimination of the put, in which case the effective maturity of the security may be its final maturity date, or (c) a default of the security, typically after the passage of a cure period. Should either the exercise date of the put automatically extend or the put right be eliminated as a result of the failure to honor a soft put, the affected security may include a provision that adjusts the interest rate on the security to an amount intended to result in the security being priced at par. However, not all securities have rate reset provisions or, if they have such provisions, the reset rate may be capped at a rate that would prevent the security from being priced at par. Furthermore, it is possible that the interest rate may reset to a level that increases the interest expense to the issuer by an amount that negatively affects the credit quality of the security.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP AND HERITAGE MONEY FUNDS.
MORTGAGE-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

The rate of principal payment on mortgage-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage--backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

Mortgage backed securities may be issued with either a single class of security or multiple classes which are commonly referred to as a CMO. Multiple class mortgage-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

PREFERRED STOCK

The Fund may invest in preferred stock and securities convertible into preferred stock. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. The value of a preferred stock may be affected by changes in the credit rating or financial condition of its issuer. Generally, the lower the quality rating of a preferred stock, the higher the degree of risk as to the payment of dividends and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher dividend rates than do issuers with better credit ratings.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers ("Seller") as determined by the Advisor. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by the Fund plus an agreed interest payment ("Repurchase Price"). The Seller's obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. government securities or U.S. agency guaranteed securities ("Collateral"). The Collateral is held by the Fund's custodian or a qualified subcustodian under the 1940 Act that is a financial intermediary ("Custodian"). The Advisor or Custodian will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be "fully collateralized" by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (E.G., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Because the Fund must repay the purchase price plus interest under a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

THE FOLLOWING SECTION APPLIES TO THE HERITAGE MONEY FUND ONLY.
RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS

All capitalized but undefined terms in this discussion shall have the meaning such terms have in Rule 2a-7 under the 1940 Act. The Fund is subject to certain maturity restrictions in accordance with Rule 2a-7 for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Fund will (1) maintain a dollar weighted average portfolio maturity of 90 days or less, and (2) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Fund will limit its investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Fund will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

The Fund is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks. The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities. These are referred to as "second-tier securities."

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

SMALL AND MEDIUM COMPANIES

While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in the Fund that invests in larger, more established companies.

THE FOLLOWING SECTION APPLIES TO THE OVERSEAS FUND.
SOVEREIGN DEBT

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country's imports of merchandise and services plus net transfers (E.G., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected, by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing Fund pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank, and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY AND ULTRA SHORT-TERM INCOME
FUNDS.
STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
TEMPORARY DEFENSIVE POSITION

The Advisor may invest up to 100% of the Fund's assets in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. If the market goes up, taking a temporary defensive position may result in the Fund earning a lower return than it would have otherwise achieved if the Advisor had not adopted a temporary defensive position. In this case, the Fund may not achieve its investment objectives.

U.S. GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

o the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

o the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

o the Federal National Mortgage  Association,  whose securities are supported by
the  discretionary   authority  of  the  U.S.  government  to  purchase  certain obligations of the agency or instrumentality; and

o the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   government   provides   financial  support  to  such  U.S.
government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

THE FOLLOWING  SECTION  APPLIES TO ALL  UNDERLYING  FUNDS,  EXCEPT THE BLUE CHIP
FUND.
VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average effective portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of
(a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE HERITAGE MONEY FUND.
WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

THE FOLLOWING SECTION APPLIES TO ALL UNDERLYING FUNDS, EXCEPT THE BLUE CHIP AND HERITAGE MONEY FUNDS.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.

To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

THE FOLLOWING SECTION APPLIES TO ALL THE UNDERLYING FUNDS, EXCEPT THE BLUE CHIP AND THE HERITAGE MONEY FUNDS.
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS

The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Richard S. Strong (indicated below by an asterisk *) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 67 mutual funds ("Strong Funds"). Each director will hold office until the next annual meeting of shareholders at which his successor is elected, until there is a decrease in the number of directors that takes effect after the expiration of his term, or until his death, resignation, or removal. Officers are elected by the Board of Directors annually or as otherwise required.

All of the Directors who are not directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee (collectively, "Independent Committees"). These Independent Committees were established to meet from time to time to consider and vote on any matters and take any action allowed under the Fund's By-laws and Articles of Incorporation, the Wisconsin Business Corporation Law, and any other applicable law. The Independent Directors Committee held four meetings and the Audit Committee held four meetings during each Fund's last fiscal year.

*RICHARD S. STRONG (DOB 5/12/42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds since July 1994.

Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee
Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

STANLEY KRITZIK (DOB 1/9/30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 to 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association - Western Section and a Fellow of the American College of Medical Practice Executives.

NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

GORDON B. GREER (DOB 2/17/32), Director of the Strong Funds since March 2002.

Mr. Greer has been Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

RICHARD W. SMIRL (DOB 4/18/67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young & Logan , P.C..

GILBERT L. SOUTHWELL III (DOB 4/13/54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds since October 1999.

Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer). From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Master's of Accountancy from the University of Oklahoma from September 1989 to August 1991.

JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

                            Directors' Fund Ownership
                             As of December 31, 2001


                                                                               DIRECTOR


                                            --------------------------------------------------------------------------------
                                            Richard      Willie D.     Gordon       Stanley     Neal Malicky   William F.
                                            S.             Davis        Greer       Kritzik                       Vogt
  FUND                                      Strong(1)

------------------------------------------- ----------- ------------ ------------ ------------- ------------- --------------
Aggressive Portfolio                        $10,001-$50,  None           None         None          None          None
Conservative Portfolio                      $10,001-$50,  None           None         None          None          None
Moderate Portfolio                          $10,001-$50,  None           None         None          None          None
Strong Family of Funds (2)                  Over          Over           Over         Over          Over          Over
                                            $100,000      $100,000       $100,000     $100,000      $100,000      $100,000

(1) This Director is deemed an "interested person" as defined in the 1940 Act.
(2) The Strong Family of Funds includes 27 registered open-end management investment companies consisting of 67 mutual funds, including both the Strong Funds and the Strong Advisor Funds.

                          Aggregate Compensation Table
                 for the Fiscal Year Ended December 31, 2001(1)

FUND                            Willie D.   Stanley            Neal Malicky    Marvin            William F.
                                Davis       Kritzik(3)                         Nevins(4)          Vogt(5)
------------------------------- ----------- ------------------ --------------- ----------------- -----------------------------
Aggressive Portfolio            $196        $196               $196            $196              $203
Conservative Portfolio          $176        $176               $176            $176              $181
Moderate Portfolio              $270        $270               $270            $270              $284
Strong Family of Funds(6)       $140,189    $141,156           $140,189        $140,189          $153,238

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(4) Mr. Nevins retired from the Board of Directors effective February 11, 2002.
(5) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(6) The Strong Funds include 27 registered open-end management investment companies consisting of 67 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Funds during each of their most recently completed fiscal period.

Unless otherwise noted below, as of March 31, 2002, the officers and directors of the Fund in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.

                 FUND                                   SHARES                                 PERCENT
---------------------------------------- -------------------------------------- --------------------------------------
None

                             PRINCIPAL SHAREHOLDERS

Unless otherwise noted below, as of March 31, 2002, no persons owned of record or are known to own of record or beneficially more than 5% of the Fund's then outstanding shares.

           NAME AND ADDRESS                           FUND/SHARES                              PERCENT

---------------------------------------- -------------------------------------- --------------------------------------
Emre & Co                                Aggressive Portfolio - 1,749,401                        56.81%
P.O. Box 1408
Milwaukee, WI  53201-1408
Emre & Co                                Conservative Portfolio - 2,334,172                      78.20%
P.O. Box 1408
Milwaukee, WI 53201-1408
Emre & Co                                Moderate Portfolio - 5,510,555                          80.01%
P.O. Box 1408
Milwaukee, WI  53201-1408

                   INVESTMENT ADVISOR OF THE UNDERLYING FUNDS

The Underlying Funds have entered into Advisory Agreements with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor's parent company, Strong Financial Corporation.. Mr. Strong is the Chief Investment Officer, Chairman and a Director of the Advisor, Ms. Hollister is Vice President, Associate Counsel, and Assistant Secretary of the Advisor, Mr. Smirl is Senior Counsel, Assistant Executive Vice President and Assistant Secretary of the Advisor, Mr. Southwell is Associate Counsel of the Advisor, Mr. Wallestad is Senior Vice President of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Senior Vice President and Chief Financial Officer of the Advisor. As of February 28, 2002, the Advisor had $45 billion under management.

As compensation for its services, the Underlying Funds pay to the Advisor a monthly management fee at the annual rate specified below of the average daily net asset value of the Underlying Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Underlying Fund.

                                                       CURRENT ANNUAL MANAGEMENT FEE RATE
------------------------------------ -----------------------------------------------------------------------
                                                            AVERAGE DAILY NET ASSETS
------------------------------------ -----------------------------------------------------------------------
FUND                                    FOR ASSETS UNDER          FOR THE NEXT             FOR ASSETS
                                           $4 BILLION          $2 BILLION ASSETS      $6 BILLION AND ABOVE

------------------------------------ ----------------------- ----------------------- -----------------------
Advisor Common Stock                          0.75%                   0.725%                  0.70%
Advisor U.S. Value                            0.55%                   0.55%                   0.55%
Blue Chip                                     0.50%                   0.50%                   0.50%
Government Securities                         0.35%                   0.325%                  0.30%
Growth                                        0.75%                   0.725%                  0.70%
Growth and Income                             0.55%                   0.55%                   0.55%
Heritage Money                                0.15%                   0.15%                   0.15%
Overseas                                      0.75%                   0.725%                  0.70%
Short-Term Bond                               0.375%                  0.350%                  0.325%
Ultra Short-Term Income                       0.30%                   0.275%                  0.25%

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.

The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department.

The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor, between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (E.G., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (E.G., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities  transactions,  to the extent  permitted by and  consistent  with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.

From time to time, the Advisor votes the shares owned by the Conservative, Moderate, and Aggressive Portfolios, as well as the Underlying Funds according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Portfolio and/or Underlying Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

                                  ADMINISTRATOR

Effective November 30, 2001, the Fund entered into an administration agreement ("Administration Agreement") with Strong Investor Services, Inc. ("Administrator"), for administration services to the Fund that previously were provided by the Advisor under the same terms and conditions as the Administration Agreement. Prior to November 30, 2001, the Fund had entered into an administration agreement with the Advisor for administration services for the Fund that previously had been provided under a Shareholder Servicing Agreement. The Administrator is an affiliated company of the Advisor and the Distributor.

The fees received and the services provided by the Administrator are in addition to fees received and services provided by the Administrator under the Transfer and Dividend Disbursing Agent Agreement.

ADMINISTRATION AGREEMENT - INVESTOR CLASS

Under the Administration Agreement, the Administrator provides or makes provision for certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class shares of the Fund, earnings reports and other financial data;
(v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Fund under the Administration Agreement, the Administrator receives a fee from the Fund at the annual rate of 0.28% of the Fund's average daily net assets attributable to the Investor Class shares. This fee is computed and payable daily or as otherwise agreed by the Fund and the Administrator.

Prior to November 30, 2001, the Advisor provided administrative services to the Fund. Prior to July 23, 2001, the Advisor received a fee for the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to Investor Class shares. Prior to April 27, 2001, the fee was computed and payable monthly or less frequently as agreed by the Fund and the Advisor.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares on a
continuous   basis.  The  Distribution   Agreement  further  provides  that  the
Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is an affiliated company of the Advisor and the Administrator. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

                             PORTFOLIO TRANSACTIONS

The Funds purchase and sell shares of the Underlying Funds. The Underlying Funds do not charge any sales load or other transaction charges on the class of shares the Funds purchase and sell.

The table below shows the following Fund's portfolio turnover rate for the last two fiscal periods.

FUND                             DECEMBER 31, 2001      DECEMBER 31, 2000
------------------------------- ---------------------- ----------------------
Aggressive Portfolio                15.7%                  14.0%
Conservative Portfolio              35.2%                  33.4%
Moderate Portfolio                  22.9%                  18.0%

The Funds' portfolio turnover rate for the current fiscal period is expected to be substantially higher than the previous fiscal period as a result of instituting the revised Underlying Fund allocations effective July 15, 2002.

                                    CUSTODIAN

As custodian of the Fund's assets, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Administrator, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Administrator is compensated as follows:

-------------------------------------- ---------------------------------------
        FUND TYPE/SHARE CLASS              FEE(1)
-------------------------------------- ---------------------------------------
Investor Class shares of Equity Funds  $27.00  annual open account fee,  $4.20 annual closed account fee.
-------------------------------------- ---------------------------------------

(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

From time to time, the Fund, directly or indirectly through arrangements with the Administrator, and/or the Administrator may pay fees to third parties, which may include affiliates of the Advisor, that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans, participants in 529 plans, and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders; however, the Administrator may pay to the third party amounts in excess of such limitation out of its own profits.

Pursuant to the Transfer and Dividend Disbursing Agent Agreement, the Underlying Funds, which are parties to the Agreement, have agreed to reimburse the
Conservative, Moderate, and Aggressive Portfolios on a pro rata basis for expenses related to the Portfolios' receipt of transfer agency and dividend-disbursing agency services from the Advisor, including amounts paid to third parties that provide transfer agent type services and other administrative services relating to the Portfolios as described in the preceding paragraph. The Underlying Funds have agreed to reimburse the Portfolios because the Portfolios provide a means by which the Underlying Funds can consolidate shareholder accounts thus saving the Underlying Funds their own transfer agency expenses.

                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. If, in any taxable year, the Fund does not qualify as a RIC under Subchapter M: (1) the Fund would be taxed at normal federal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends). The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and 90% of its net tax-exempt income must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements.

If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of the Excise Tax on undistributed income and gains.

                        DETERMINATION OF NET ASSET VALUE

Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market value or at fair value under the supervision of the Fund's Board of Directors.

                       ADDITIONAL SHAREHOLDER INFORMATION

ADDRESS CHANGES BY TELEPHONE

If you notify us by phone of your address change, your account(s) will be subject to a 15-day hold period to ensure that the change of address is genuine. During this period, you will not be able to make redemptions to your new address by phone. You can still request a redemption be sent to an unchanged bank address. Dividend checks will be sent to the new address. If you need to make a redemption to your new address during this hold period, please call for instructions.

BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED FUNDS FOR INVESTMENT

When all or a portion of a purchase is received for investment without a clear fund designation or for investment in one of our closed classes or Funds, we will deposit the undesignated portion or the entire amount, as applicable, into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund (see the "Strong Exchange Option" in your prospectus) or redeem shares of the Strong Money Market Fund and return the proceeds to you (see the "Redemption Option" in your prospectus), we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEE WAIVERS

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be sent, we will mail a check to the address on your account. Shareholders can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available and all the appropriate documents and requirements have been met for these account options). After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day. Under certain circumstances described in the prospectus, the proceeds may be delayed up to seven days, or longer. If no direction is provided as to how and where the proceeds should be sent, we will mail a check to the address on your account.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments in excess of the amounts specified above may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. For the years 2002 through 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of your earned income each year to your Traditional IRA (or up to $6,000 or 100% of earned income between your Traditional IRA and your non-working spouse's Traditional IRA, but no more than $3,000 in one account). Beginning in year 2005, the maximum annual contribution limit for Traditional IRA contributions will increase from the current maximum of $3,000 to:

o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500. Under certain circumstances, your contribution will be deductible.

Also, if you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o        $500 for years 2002 through 2005
o        $1,000 for 2006 and each year thereafter.

ROTH IRA: Taxpayers, of any age, who have earned income and whose modified adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). For the years 2002 through 2004, you are allowed to contribute up to the lesser of $3,000 or 100% of earned income each year into a Roth IRA. Beginning in year 2005, your maximum annual contribution limit for Roth IRA contributions will increase from the current $3,000 up to:

o        $4,000 in years 2005 through 2007
o        $5,000 in 2008.

After 2008, your maximum annual contribution limit may be adjusted for inflation in increments of $500.

If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free.

If your modified AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

If you reach age 50 before the end of the taxable year, you can make additional "catch-up" contributions for that taxable year and each year thereafter. In addition to the maximum annual contribution limit, you will be able to contribute:

o        $500 for years 2002 through 2005
o        $1,000 for 2006 and each year thereafter.

EDUCATION SAVINGS ACCOUNTS: Taxpayers may contribute up to $2,000 per year into an Education Savings Account for the benefit of a child under age 18. Total contributions to any one child cannot exceed the annual contribution limit. The contributor must have modified AGI under $110,000 (single) or $220,000 (joint) to contribute to an Education Savings Account. Allowed contributions begin to phase-out at $95,000 (single) or $190,000 (joint). Corporations and non-profit entities may make Education Savings Account contributions and are not subject to the income limitations. Withdrawals from the Education Savings Account to pay qualified higher education expenses are federally tax free. Qualified education expenses include qualified elementary and secondary education expenses, as well as post-secondary expenses. Any withdrawals in excess of qualified expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. Distributions from your qualified plan or 403(b) may be rolled over into a plan other than an IRA; however, it is not mandatory for your new plan to accept rollovers from outside plans. The distribution must be eligible for rollover. Not all distributions are eligible to be rolled over to another retirement plan. Contact your plan administrator to confirm rollover eligibility of your distribution from your current plan. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer establish new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $7,000, for the year 2002, on a pre-tax basis, to a SIMPLE-IRA account. The SIMPLE IRA deferral limit will increase as follows:

$8,000 in 2003
$9,000 in 2004
$10,000 in 2005.

These annual deferral limits are indexed for inflation in $500 increments beginning in 2006. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred. If you have reached age 50 before the end of the plan year, you may make "catch-up" contributions to your SIMPLE IRA. The catch-up limits for a SIMPLE IRA are as follows:

$500 for 2002
$1,000 for 2003
$1,500 for 2004
$2,000 for 2005
$2,500 for 2006 and thereafter.

The catch-up limit is indexed for inflation in $500 increments in 2007 and thereafter.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

PLEASE NOTE, all contribution limits and other information presented in this section describe the provisions of federal law. You may wish to consult with your tax advisor regarding the impact of any applicable state law on your circumstances.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

Certificates will not be issued for any class of shares of any Fund. A shareholder will, however, have full shareholder rights.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.

                                  ORGANIZATION

The Fund is a "Series" of common stock of a Corporation, as described in the chart below:

                                               Incorporation    Date Series        Authorized            Par
                 Corporation                        Date          Created            Shares           Value ($)
---------------------------------------------- --------------- -------------- ---------------------- -------------

Strong Life Stage Series, Inc.                    10/22/98                         Indefinite           0.00001
   -Strong Conservative Portfolio                                10/22/98          Indefinite           0.00001
   -Strong Moderate Portfolio                                    10/22/98          Indefinite           0.00001
   -Strong Aggressive Portfolio                                  10/22/98          Indefinite           0.00001

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION

The Funds may advertise a variety of types of performance information (before and after taxes) as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

DISTRIBUTION RATE

The distribution rate (before and after taxes) for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

The Fund's average annual total return quotation (including after taxes on distributions and after taxes on distributions and sale of Fund shares, as described in the "Total Return" section below) is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.

TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.

The Fund may also use after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. A Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect (39.1%). Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

Total return for the oldest class of the Fund reflects actual performance for all periods. For other classes, total returns before inception reflect the oldest class' performance, adjusted for the difference in sales charges and expenses among the classes.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.




                                  TOTAL RETURN
AGGRESSIVE PORTFOLIO

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 --------------- ---------------- --------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000      December 31, 2001  Total Return                 Distributions      Distributions and
                    Investment                                                                      Sale of Fund Shares
Time Period
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $8,462          -15.38%        -15.38%          -16.39%             -8.62%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $11,045          10.45%          3.37%            1.83%              2.29%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
(1)  Commenced operations on December 31, 1998.

MODERATE PORTFOLIO

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000      December 31, 2001  Total Return                 Distributions      Distributions and
Time Period         Investment                                                                       Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $8,980          -10.20%        -10.20%          -11.34%             -5.72%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000          $11,173          11.73%          3.77%            2.10%              2.42%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
 (1)  Commenced operations on December 31, 1998.

CONSERVATIVE PORTFOLIO

----------------- ------------- ------------------ ------------- -----------------------------------------------------
                                                                             Average Annual Total Return
                                                                 -----------------------------------------------------
                    Initial      Ending $ value     Cumulative    Before Taxes   After Taxes on     After Taxes on
                    $10,000      December 31, 2001  Total Return                 Distributions      Distributions and
Time Period        Investment                                                                       Sale of Fund Shares
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
One Year            $10,000          $9,487           -5.13%         -5.13%           -6.72%             -2.76%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
Life of Fund(2)     $10,000        $11,485.61         14.86%          4.73%            2.67%              2.94%
----------------- ------------- ------------------ ------------- --------------- ---------------- --------------------
(1)  Commenced operations on December 31, 1998.

COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.

VARIOUS BANK PRODUCTS. The Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (E.G.., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  (SIGMA)(xi - xm)2

                                                 n-1

Where:   (SIGMA) = "the sum of",
         xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                  LEGAL COUNSEL

Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.

                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:

1.       Schedules of Investments in Securities.
2.       Statements of Assets and Liabilities.
3.       Statements of Operations.
4.       Statements of Changes in Net Assets.
5.       Notes to Financial Statements.
6.       Financial Highlights.
7.       Report of Independent Accountants.

                    APPENDIX A- DEFINITION OF CREDIT RATINGS

STANDARD & POOR'S ISSUE CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R
This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                            MOODY'S LONG-TERM RATINGS

AAA
Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA
Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

             FITCH RATINGS ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS

AAA (XXX)
'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (XXX)
'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (XXX)
'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (XXX)
'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (XXX)
'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (XXX)
'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC (XXX), CC (XXX), C (XXX)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD (XXX), DD (XXX), D (XXX)
These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-term national rating category or to categories below 'CCC (xxx)'.

SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well-established industries.
o        High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection. o Broad margins in earnings coverage of fixed financial charges and high internal cash generation. o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME
Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

            FITCH RATINGS ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS

F1 (XXX)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (XXX)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (XXX)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (XXX)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (XXX)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (XXX)
Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1
(xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, E.G. A1+, A1, A2 and A3.